Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these reverse mortgage loans were purchased by Boston Lending Sponsor LLC (“Client”) and were reviewed by AMC on behalf of the Client. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on all of the securitization mortgage loan population reviewed by AMC.

The mortgage loan review sample was broken down into the following review scopes (the “AMC Population”):
“Credit Review”:	209 reverse mortgage loans
“Data Integrity Review”:	209 reverse mortgage loans

AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The AMC Population, to our knowledge, is not all of the mortgage loans in the securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared certain data fields on the securitization tape provided by Client to the data found in the actual file as captured by AMC. The fields included in the data integrity review are detailed below.

Allowable HCLTV	Borrower Qualifying FICO	Original Interest Rate
Appraisal Date	Borrower SSN	Original Loan Amount
Balloon Flag	City	Original LTV
Borrower Age	Coborrower Birth Date	Product Description
Borrower Birth Date	Coborrower Gender	Representative FICO
Borrower First Name	Coborrower Qualifying FICO	State
Borrower Gender	County	Street
Borrower Last Name	Lender	Zip

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were sixty (60) years or older at the time of the reverse mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) that the calculated residual income was used in the assessment of the Life Expectancy Set-Aside Amount.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
AMC reviewed asset origination materials and files to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the requirements described below, that were provided to AMC and/or as directed by Client.

Credit Application: For the borrower’s credit application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s income and employment history, as applicable.

Credit Report: AMC confirmed the presence of a credit report, that met stated underwriting guideline requirements, for each borrower and that such borrower’s credit profile adhered to such guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) gathered liabilities listed on

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the credit report to be included in the residual income calculation as appropriate, and (iii) gathered other data as required to verify adherence to the stated underwriting guidelines in place at the time of loan application.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the underwriting guidelines, was present in the reverse mortgage loan file and where possible, wasn’t fraudulent. During this review, AMC verified whether the income used to qualify the reverse mortgage loan was calculated in accordance with underwriting guidelines and included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, (vii) Social Security Award Letters and (viii) bank statements.

Asset Review: AMC assessed whether the asset documentation required by the underwriting guidelines was present in the reverse mortgage loan file. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may include: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: AMC conducted a review of the insurance present on the reverse mortgage loan and verified that (i) the hazard insurance met the minimum required amount of coverage in the underwriting guidelines, (ii) the mortgagee clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the payment of the premium amount on both the hazard and flood insurance, where applicable, met requirements set forth in the underwriting guidelines, and (iv) the flood certification was for the correct borrower, property, lender and mortgage loan number.

Occupancy Review: AMC confirmed the property occupancy is consistent with the reverse mortgage loan approval and borrowers’ application disclosure based solely on information contained in the reverse mortgage loan file including any fraud reports. This review included a review of the property insurance policy and other documentation in the file (for example, appraisal, income tax returns or transcripts) to confirm that there are no indicators that the property is not the borrower’s principal residence.  AMC also confirmed that the borrower signed an occupancy certificate at the time of the origination of the reverse mortgage loan stating that they did occupy the property as required for reverse mortgage loans.

Guideline Review: AMC confirmed the reverse mortgage loan was originated in accordance with required underwriting guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated underwriting guidelines. Mortgage characteristics examined included (i) residual income of the borrower, (ii) the LTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, and (vi) property usage.

Reverse Mortgage Counseling:  AMC reviewed the file to determine if the Certificate of Reverse Mortgage Counseling was in the file and executed by the borrower(s).

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the reverse mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for whether the property is located in an area that was listed as a FEMA disaster zone post origination, and if so, whether a post-disaster property inspection was obtained confirming there is no damage to the property.

(6) Value of collateral securing the assets: review and methodology.
AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included reviewing the valuation or valuations for the following items: (i) the age of the appraisal, (ii) verification of the property address, (iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, and (vi) zoning concerns.  AMC also confirmed that the requirements for a second appraisal and for an additional product confirming origination value, were obtained by the Client as required by the stated underwriting guidelines.

Other aspects of AMC’s review included (i) verifying that the address in the origination file matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation

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was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC, or if it was not directly accessible that another valuation product that was directly accessible to AMC, was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the Client on the next steps, which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions (“BPO”), and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the Client was notified of such variance and an additional independent valuation product was ordered.  AMC also obtained a BPO for any reverse mortgage loan where the valuation product in the file was more than twelve (12) months seasoned at the time of AMC’s review.  AMC compared the value of this BPO to the value used by the Client to determine their LTV and if the value of the BPO showed more than a 10% negative variance, an additional valuation product was obtained.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Not applicable.

(8) Document Review
AMC reviewed each reverse mortgage loan file and verified if the following documents, if applicable for the review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1009);
▪	Final application (1009);
▪	Loan Agreement;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Final HUD-1;
▪	Mortgage/Deed of Trust;
▪	Credit Report;
▪	Flood Certificate;
▪	Hazard Policy;
▪	Financial Assessment;
▪	Counseling Certificate;
▪	Occupancy Certificate; and
▪	FACTA disclosures.

(9) Other: review and methodology.
The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

SUMMARY OF FINDINGS AND CONCLUSIONS
The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSRO listed in the Form ABS Due Diligence-15E – DBRS, Inc.

Overall Results Summary
There were 209 reverse mortgage loans in the final population as reviewed by AMC. After considering the grading implications of the Credit and Property/Valuation sections below, 97.13% of the reverse mortgage loans by number in the pool have a NRSRO grade of “A”.

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NRSRO Grade	Loan Count	% of Loans
A	203	97.13%
B	5	2.39%
C	1	0.48%
D	0	0.00%
Total	209	100.00%

Credit Results Summary
97.61% of the reverse mortgage loans by number in the securitization have a Credit grade of “A”.

NRSRO Grade	Loan Count	% of Loans
A	204	97.61%
B	5	2.39%
C	0	0.00%
D	0	0.00%
Total	209	100.00%

Valuation Results Summary
99.52% of the reverse mortgage loans in the securitization have a Valuation grade of “A”.

NRSRO Grade	Loan Count	% of Loans
A	208	99.52%
B	0	0.00%
C	1	0.48%
D	0	0.00%
Total	209	100.00%

EXCEPTION DETAIL
The lists below detail the exceptions that would have driven an individual “B”, “C”, or “D” grade.

Exception Type	Final Exception Rating	Exception Category	Total
Credit	B	Guideline	3
		Missing Document	1
		Income / Employment	1
		Total Credit Grade (B) Exceptions:	5
Total Credit Exceptions:			5
Property	C	Guideline	1
		Total Property Grade (C) Exceptions:	1
Total Property Exceptions:			1
Grand Total:			6

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DATA INTEGRITY REVIEW RESULTS SUMMARY (209 Reverse Mortgage Loans)
AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Allowable HCLTV	51	124	41.13%	209
Appraisal Date	9	9	100.00%	209
Balloon Flag	41	184	22.28%	209
Borrower Age	56	184	30.43%	209
Borrower Birth Date	3	6	50.00%	209
Borrower First Name	14	184	7.61%	209
Borrower Gender	1	6	16.67%	209
Borrower Last Name	8	184	4.35%	209
Borrower Qualifying FICO	6	6	100.00%	209
Borrower SSN	15	184	8.15%	209
City	9	208	4.33%	209
Coborrower Birth Date	2	3	66.67%	209
Coborrower Gender	1	3	33.33%	209
Coborrower Qualifying FICO	3	3	100.00%	209
County	8	184	4.35%	209
Lender	142	166	85.54%	209
Original Interest Rate	112	193	58.03%	209
Original Loan Amount	153	184	83.15%	209
Original LTV	133	184	72.28%	209
Product Description	171	184	92.93%	209
Representative FICO	135	193	69.95%	209
State	0	208	0.00%	209
Street	8	184	4.35%	209
Zip	1	208	0.48%	209
Total	1,082	3,176	34.07%	209

VALUE REVIEW RESULTS SUMMARY (209 Reverse Mortgage Loans)
AMC confirmed that each reverse mortgage loan file contained the required appraisals per the Client’s guidelines as well as a secondary valuation product that supported the Client’s value used for LTV within -10%.  None of the Client’s valuations were seasoned more than twelve (12) months of origination.

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